NATIXIS EQUITY FUNDS

Supplement dated November 6, 2009 to the Natixis Equity Funds Class A, B and C Prospectus and Natixis Equity Funds Class Y Prospectus, each dated May 1, 2009, as may be revised and supplemented from time to time.

Effective November 6, 2009, the following paragraph hereby replaces the last paragraph within the sub-section “Example” under the section “Fund Fees & Expenses” with respect to each Fund.

A “snapshot” of each Fund’s investments may be found in its annual and semiannual reports. In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days (15 days for Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund and 60 days for AEW Real Estate Fund), is available on the Funds’ website at www.funds.natixis.com (click on “Fund Information” and then “Portfolio Holdings”). These holdings will remain accessible on the website until each Fund files its respective Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information.